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                               EXHIBIT 10.47(b)

                              AMENDMENT NO. 2 TO

                     BUILD-TO-SUIT OFFICE LEASE AGREEMENT

                   BETWEEN WELLS OPERATING PARTNERSHIP, L.P.

                                      AND

                     PENNSYLVANIA CELLULAR TELEPHONE CORP.
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               AMENDMENT NO. 2 TO BUILD-TO-SUIT LEASE AGREEMENT
               ------------------------------------------------


     THIS AMENDMENT NO. 2 TO BUILD-TO-SUIT LEASE AGREEMENT (the "Second Amendment") is made this 18th day of January, 1999, by and among WALSH HIGGINS NO. 33, L.P., a Pennsylvania limited partnership (hereinafter referred to as "Landlord"), PENNSYLVANIA CELLULAR TELEPHONE CORP., a North Carolina corporation (hereinafter referred to as "Tenant"), and WALSH, HIGGINS & COMPANY, an Illinois corporation (hereinafter referred to as "Contractor").

                              W I T N E S S E T H

     WHEREAS, Landlord, Tenant and Contractor entered into that certain Build-to-Suit Office Lease Agreement dated as of September 26, 1997, as amended by Amendment No. 1 to Build-to-Suit Lease Agreement dated September 15, 1998 (collectively, the "Lease"), relating to certain premises located in Susquehanna Township, Dauphin County, Pennsylvania more particularly described in the Lease; and

     WHEREAS, Landlord, Tenant and Contractor desire to modify and amend the Lease in certain respects as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) in hand paid by each of the parties hereto to the others, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord, Tenant and Contractor do hereby covenant and agree as follows.

     1.  Defined Terms.   The terms and words of art used herein, as indicated
         -------------
by the initial capitalization thereof, shall have the same respective meanings given to such terms and words of art in the Lease.

     2.  Nonexclusive Assignment of Warranties.   Landlord, Tenant and
         -------------------------------------
Contractor acknowledge and agree that the assignment and transfer to Tenant of assignable warranties required pursuant to the second sentence of Section 2.7 of the Lease shall be a nonexclusive assignment so that such warranties shall be owned and enforceable by each of Tenant and Landlord.

     3.  Limits of Liability Insurance.   In the event Tenant shall exercise an
         -----------------------------
option to extend the Term of the Lease for any Renewal Term, Landlord may require that the minimum limits of liability under the commercial general liability insurance policy to be maintained by Tenant under Section 5.2(b) of the Lease be increased during the applicable Renewal Term to the amount of coverage then customarily required of new tenants of office space comparable to the Demised Premises in the metropolitan Harrisburg, Pennsylvania area, and if Landlord shall elect to require an increase in the minimum limits of such liability insurance (which election shall be made by written notice to Tenant given at any time during the applicable Renewal Term, but only once during such Renewal Term), the minimum limits of liability under the commercial general liability
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insurance required to be maintained by Landlord under Section 5.1(b) of the
Lease shall likewise be increased to an equivalent amount.

     4.  Change of Control.   Supplementing the terms and provisions of Article
         -----------------
13 of the Lease, Landlord and Tenant agree that if Tenant is a corporation, any transfer of any of Tenant's issued and outstanding capital stock or any issuance of additional capital stock, as a result of which the majority of the issued and outstanding capital stock of Tenant is held by a person or persons who do not hold a majority of the issued and outstanding capital stock of Tenant on the date on which Tenant acquires its interest in this Lease, shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Article 13; provided, however, that this sentence shall not apply to the Tenant if (i) at least fifty percent (50%) of the outstanding voting stock of the Tenant is transferred to an entity that, prior to such transfer, controls, is controlled by or is under common control with the Tenant, or (ii) all of the outstanding voting stock of such corporation is registered under Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended, after the transfer of such stock. If Tenant is a partnership or limited liability company, any transfer of any interest in the partnership or limited liability company, directly or indirectly, or any other change in the composition of the partnership or limited liability company, directly or indirectly, which results in a change in the control of Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Article 13. Notwithstanding that a transfer of Tenant's issued and outstanding capital stock or the issuance of additional capital stock of Tenant or, if Tenant is a partnership or limited liability company, any change in the control of Tenant shall be deemed a voluntary assignment of this Lease subject to the provisions of this Article 13, such assignment of this Lease is and shall be expressly permitted, provided that Tenant shall have a net worth, determined after such transfer of stock, issuance of capital stock or change in the control of Tenant, and determined in accordance with generally accepted accounting principles, equal to or greater than the net worth of Tenant prior to such transaction, and further provided that any such transaction is not entered into as a subterfuge to avoid the restrictions relating to assignments set forth in this Lease.

     5.  Amendments to Lease.   Landlord, Tenant and Contractor hereby agree
         -------------------
that, notwithstanding anything contained in the second sentence of Section 19.14 of the Lease to the contrary, from and after the date hereof, Contractor shall not be required to join in or be a party to any modification or amendment to the Lease unless such modification or amendment affects the obligations and liabilities of Contractor under the Lease. No modification or amendment to the Lease entered into solely by Landlord and Tenant which does not affect the obligations and liabilities of Contractor under the Lease will modify or release the obligations and liabilities of Contractor under the Lease.

     6.  Third Party Claims.  Landlord and Tenant hereby agree that the waiver
         ------------------
of claims by Landlord set forth in Section 19.17 of the Lease shall be inapplicable to any crossclaims asserted by Landlord against Tenant resulting from claims asserted against Landlord by any party unrelated to Landlord. Likewise, Landlord and Tenant hereby agree that the waiver of claims by Tenant set forth in Section 19.17 of the Lease shall be inapplicable to any crossclaims asserted by Tenant against Landlord resulting from claims asserted against Tenant by any party unrelated to Tenant.

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     7.  Brokerage Fees Upon Expansion.   Landlord and Tenant acknowledge that
         -----------------------------
brokerage fees payable to Tenant's Broker in connection with the leasing of the Expansion Improvements (as provided in the registration letter dated September 19, 1997 referred to in Section 19.17 of the Lease) are included in the "Expansion Costs" under Exhibit 3.1(h) of the Lease.

     8.  Errata.
         ------

     (a) Section 1.3 of the Lease is hereby amended by adding to the words "day after the" after the words "from the" appearing in the tenth line of Section 1.3 of the Lease.

     (b) Section 3.1(c) of the Lease is hereby amended by deleting the last sentence thereof and by substituting in lieu thereof the following:

     In no instance however, shall the Initial Improvements Base Rent plus the Change Order Base Rent payable during the or any succeeding Lease Year of the applicable Renewal Term be less than the Initial Improvements Base Rent plus the Change Order Base Rent payable by Tenant during the last Lease Year of the Initial Term or during the last Lease Year of the preceding Renewal Term, as applicable.

     (c) The last grammatical paragraph of Section 3.1(f) of the Lease is hereby amended by changing the word "paid" to "the monthly amount payable" in the fourth line of such grammatical paragraph and by adding the words "last year of the" before the words "Initial Term" in the fourth line of such grammatical paragraph, before the word "preceding" in the fifth line of such grammatical paragraph, before the word "Initial Term" in the eighth line of such grammatical paragraph and before the word "preceding" in the eighth line of such grammatical paragraph.

     (d) Section 3.1(h) is hereby amended by inserting the word "Term" after the word "Initial" in the thirteenth line of Section 3.1(h) of the Lease.

     9.  Ratification.   Except as expressly modified and amended herein, the
         ------------
Lease shall remain in full force and effect and, as modified and amended herein, is expressly ratified and confirmed by the parties hereto.

     10. Binding Effect.   This  Second Amendment shall be binding upon and
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shall inure to the benefit of Landlord, Tenant and Contractor and their respective legal representatives, successors and assigns. This Second Amendment shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

     11. Initial Term Commencement Date and Initial Term Termination Date.  The
         ----------------------------------------------------------------
"Initial Term Commencement Date", as described in Section 1.1 of the Lease, shall be November 16, 1998 and the "Initial Term Termination Date", as described in Section 1.1 of the Lease, shall be November 15, 2008.


                   [Signatures contained on following page]

                                       3
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     IN WITNESS WHEREOF, each of the parties hereto has caused this  Second
Amendment to be duly executed as of the day, month and year  above written.


                         LANDLORD:

                         WALSH HIGGINS NO. 33, L.L.C.,
                         a Pennsylvania limited partnership

                         By: /s/ JW Higgins
                            -----------------------------------
                         Name:_________________________________
                         Title:________________________________



                         TENANT:

                         PENNSYLVANIA CELLULAR TELEPHONE CORP.,
                         a North Carolina corporation

                         By: /s/ Richard C. Rowlenson
                            -----------------------------------
                         Name: Richard C. Rowlenson
                              ---------------------------------
                         Title: Vice President
                               --------------------------------


                         CONTRACTOR:

                         WALSH, HIGGINS & COMPANY,
                         an Illinois corporation

                         By: /s/ JW Higgins
                            -----------------------------------
                         Name:_________________________________
                         Title:________________________________

                                       4
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                                    CONSENT

     The undersigned VANGUARD CELLULAR FINANCIAL CORP., a North Carolina corporation, as "Guarantor" under that certain Build-To-Suit Office Lease Agreement Guaranty Payment and Performance dated September 26, 1997 (the "Guaranty"), does hereby consent to the execution and delivery of the within and foregoing Second Amendment and does hereby confirm to and agree with Landlord
(i) that such Second Amendment shall not affect or reduce the continuing liability of the undersigned under the Guaranty, and (ii) that such Guaranty is and shall remain in full force and effect.

     This 13th day of January, 1999.


                         VANGUARD CELLULAR FINANCIAL CORP.,
                         a North Carolina corporation

                         By: /s/ Richard C. Rowlenson
                            ---------------------------------
                         Name: Richard C. Rowlenson
                              -------------------------------
                         Title: Vice President
                               ------------------------------

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